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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                             ----------------------

                                   FORM 8-K/A
                                (AMENDMENT NO. 1)


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)           MAY 21, 2004
                                                 ------------------------------


                          TURBOCHEF TECHNOLOGIES, INC.
--------------------------------------------------------------------------------

               (Exact Name of Registrant as Specified in Charter)


            DELAWARE                     0-23478               48-1100390
--------------------------------  --------------------  ------------------------

  (State or Other Jurisdiction         (Commission           (IRS Employer
        of Incorporation)              File Number)        Identification No.)



  SIX CONCOURSE PARKWAY, SUITE 1900, ATLANTA, GEORGIA               30328
--------------------------------------------------------------- ----------------

       (Address of Principal Executive Offices)                   (Zip Code)



Registrant's telephone number, including area code:         (678) 987-1700
                                                    ----------------------------


                                 NOT APPLICABLE
--------------------------------------------------------------------------------

          (Former Name or Former Address, if Changed Since Last Report)

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EXPLANATORY NOTE:

        On May 28, 2004, TurboChef Technologies, Inc. (the "Registrant") filed a Current Report on Form 8-K in connection with the consummation of a series of transactions with Enersyst Development Center, L.L.C. ("Enersyst"), and the completion of a private placement of shares of the Registrant's common stock to certain investors (the "Investors"). The Registrant hereby amends that Current Report to file the financial statements of Enersyst and the pro forma financial information required by Items 7(a) and 7(b) of Form 8-K.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)     Financial Statements of Businesses Acquired.

                The following financial statements of Enersyst are filed as
        Exhibit 99.2 to this Form 8-K/A:

                (1)     REPORTS OF INDEPENDENT AUDITORS

                (2) BALANCE SHEETS AS OF MARCH 31, 2004 (UNAUDITED), DECEMBER 31, 2003 AND 2002

                (3) STATEMENTS OF OPERATIONS FOR THE THREE MONTHS ENDED MARCH 31, 2004 AND 2003 (UNAUDITED) AND THE YEARS ENDED DECEMBER 31, 2003 AND 2002

                (4) STATEMENTS OF CHANGES IN MEMBERS' EQUITY FOR THE THREE MONTHS ENDED MARCH 31, 2004 (UNAUDITED) AND THE YEARS ENDED DECEMBER 31, 2003 AND 2002

                (5) STATEMENTS OF CASH FLOWS FOR THE THREE MONTHS ENDED MARCH 31, 2004 AND 2003 (UNAUDITED) AND THE YEARS ENDED DECEMBER 31, 2003 AND 2002

                (6)     NOTES TO FINANCIAL STATEMENTS

(b)     Pro Forma Financial Information.

                The following pro forma financial information of the Registrant and Enersyst is filed as Exhibit 99.3 to this Form 8-K/A:

                (1) UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AS OF MARCH 31, 2004

                (2) UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2003 AND THE THREE MONTHS ENDED MARCH 31, 2004.

(c)     Exhibits.

        EXHIBIT NO.                           DESCRIPTION
        -----------                           -----------

        2.1 Contribution Agreement, dated May 21, 2004 by and among the Registrant, Enersyst and the members of Enersyst*

        10.1 Preferred Unit Exchange Agreement, dated May 21, 2004, by and among the Registrant and the members of Enersyst*

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        10.2            Form of Subscription Agreement entered into as of May
                        21, 2004 by the Registrant and each of the Investors*

        10.3 Form of Registration Rights Agreement, dated May 21, 2004, by and among the Registrant and the Investors*

        10.4 Amended and Restated Operating Agreement of Enersyst, dated May 21, 2004*

        23.1            Consent of Whitley Penn

        23.2            Consent of Deloitte & Touche LLP

        99.1            Press Release of the Registrant dated May 24, 2004*

        99.2            Financial Statements of Enersyst

        99.3 Unaudited Pro Forma Condensed Consolidated Financial Information of the Registrant and Enersyst

        --------------------

        *       Previously filed.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            TURBOCHEF TECHNOLOGIES, INC.
                                            (REGISTRANT)


                                            By: /s/ James A. Cochran
                                               ---------------------------------
                                               James A. Cochran
                                               Senior Vice President and Chief
                                               Financial Officer


Date:  June 30, 2004